SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2023
SUBSEQUENT EVENTS [Abstract]
SUBSEQUENT EVENTS
23.	SUBSEQUENT EVENTS

 In January 2024, the Group granted a total of approximately 268,087 share awards to the designated recipients under the 2023 Plan. Each share award grants an option for the recipient to purchase one share of the Group’s ordinary shares at exercise prices ranging from $3.50 to $9.86 per share. The share awards vest up to five years, and the recipient shall continue to provide services to the Group by each vesting date. The share awards expire on the tenth anniversary from the date of grant.

 For the period from January 1, 2024 to March 28, 2024, the Group newly issued 6,738,555 Class A ordinary shares with net proceeds of approximately US$50.8 million.

 There were no other material subsequent events during the period from December 31, 2023 to the approval date of this consolidated financial statements on March 28, 2024.